   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 1997

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                            ------------------------

                           SPECIAL METALS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                          3356                 25-1445468
(STATE OR OTHER JURISDICTION OF   (PRIMARY STANDARD INDUSTRIAL   (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)   CLASSIFICATION CODE NUMBER)    IDENTIFICATION
                                                                      NO.)
                            ------------------------

                           4317 MIDDLESETTLEMENT ROAD
                             NEW HARTFORD, NY 13413
                                 (315) 798-2900
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                            ROBERT F. DROPKIN, ESQ.
               VICE PRESIDENT, SECRETARY AND CHIEF LEGAL COUNSEL
                           SPECIAL METALS CORPORATION
                           4317 MIDDLESETTLEMENT ROAD
                             NEW HARTFORD, NY 13413
                                 (315) 798-2900
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:

        ROBERT B. SCHUMER, ESQ.                      JOHN D. MORRISON, JR., ESQ.
PAUL, WEISS, RIFKIND, WHARTON & GARRISON                 SHEARMAN & STERLING
    1285 AVENUE OF THE AMERICAS                          599 LEXINGTON AVENUE
        NEW YORK, NEW YORK 10019                       NEW YORK, NEW YORK 10022
             (212) 373-3000                                 (212) 848-4000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE OF THE SECURITIES TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /x/

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                PROPOSED             PROPOSED
       TITLE OF EACH CLASS OF            AMOUNT TO BE       MAXIMUM OFFERING    MAXIMUM AGGREGATE        AMOUNT OF
    SECURITIES TO BE REGISTERED          REGISTERED(1)     PRICE PER SHARE(2)     OFFERING PRICE     REGISTRATION FEE
    ---------------------------          -------------     ------------------   -----------------    ----------------
Common Stock, par value $.01 per
share...............................    172,500 shares         $17.00              $2,932,500              $889

------------
(1) Includes 22,500 shares issuable upon exercise of an over-allotment option granted to the Underwriters.

(2) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee.

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--------------------------------------------------------------------------------

                          INCORPORATION BY REFERENCE
          OF REGISTRATION STATEMENT ON FORM S-1 (FILE NO. 333-18499)

     Special Metals Corporation (the 'Company') hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-18499), as amended (including the exhibits thereto), declared effective at approximately 2:30 p.m. on February 25, 1997 by the Securities and Exchange Commission.

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) EXHIBITS                             DESCRIPTION
------------  ------------------------------------------------------------------
     5.1*  -- Opinion of Paul, Weiss, Rifkind, Wharton & Garrison.

    23.1*  -- Consent of Ernst & Young LLP.

    23.2*  -- Consent of Paul, Weiss, Rifkind, Wharton & Garrison (included in opinion filed as Exhibit 5.1).
    24.1 -- Power of Attorney, filed as Exhibit 24.1 to Special Metals Corporation's Registration Statement on Form S-1 (Registration No. 333-18499) and incorporated herein by reference.

    99.1*  -- Consent of Marketronics.

------------
* Filed herewith.


     (b) Financial Statement Schedules are incorporated by reference herein.

     Schedule II Valuation and Qualifying Accounts (incorporated by reference to the Special Metals Corporation Registration Statement on Form S-1 (Registration No. 333-18499))

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Hartford, State of New York, on the 25th day of February, 1997.

                                       SPECIAL METALS CORPORATION

                                       By: /s/ ROBERT F. DROPKIN
                                           ------------------------------------
                                           Name: Robert F. Dropkin
                                           Title: Vice President, Secretary and
                                                  Chief Legal Counsel

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

             NAME                           TITLE                    DATE
------------------------------  -----------------------------  -----------------

              *                 Chairman of the Board of       February 25, 1997
------------------------------  Directors
    Robert D. Halverstadt

              *                 President, Chief Executive     February 25, 1997
------------------------------  Officer and Director
       Donald R. Muzyka         (Principal Executive Officer)

              *                 Chief Financial Officer        February 25, 1997
------------------------------  (Principal Financial and
      Donald C. Darling         Accounting Officer)
                                and Director

    /s/ ROBERT F. DROPKIN       Director                       February 25, 1997
------------------------------
      Robert F. Dropkin

              *                 Director                       February 25, 1997
------------------------------
        Edouard Duval

             NAME                           TITLE                    DATE
------------------------------  -----------------------------  -----------------

              *                 Director                       February 25, 1997
------------------------------
     Antoine G. Treuille

              *                 Director                       February 25, 1997
------------------------------
      Raymond F. Decker

*By: /s/ ROBERT F. DROPKIN
     -----------------------
     Name: Robert F. Dropkin
           Attorney-in-fact